UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Result of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 99.1 Transcript of November 1, 2006 earnings conference call
Exhibit 99.2 Power Point presentation from November 1, 2006 earnings conference call

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

As previously reported, on October 31, 2006, HMS Holdings Corp. (the “Company”) issued a press release announcing its financial results for the third quarter 2006. As announced in the press release, on November 1, 2006 the Company held its third quarter 2006 earnings conference call, a transcript and Power Point presentation of which are furnished as Exhibit 99.1 and Exhibit 99.2 respectively hereto. These exhibits are incorporated herein by reference.

The information (including Exhibits 99.1 and 99.2 furnished herewith) in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

A transcript of the conference call referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.1 hereto. The Power Point presentation referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.2 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

This exhibit is furnished pursuant to Items 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.	Exhibit Description
99.1	Transcript of November 1, 2006 earnings conference call
99.2	Power Point presentation from November 1, 2006 earnings conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2006

HMS HOLDINGS CORP.

By:	/s/ Thomas G. Archbold
Thomas G. Archbold Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of November 1, 2006 earnings conference call
99.2	Power Point presentation from November 1, 2006 earnings conference call